LORD ABBETT MUNICIPAL INCOME TRUST

Lord Abbett High Yield Municipal Bond Fund
(Class A, B, C, & P)

SUPPLEMENT DATED OCTOBER 26, 2006
TO THE PROSPECTUS DATED FEBRUARY 1, 2006

The section entitled "FEES AND EXPENSES" is replaced with the following:

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Fee Table
	Class A	Class B(1)	Class C	Class P
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge on Purchases (as a % of offering price)	3.25%(2)	none	none	none
Maximum Deferred Sales Charge (see "Purchases")(3)	none(4)	5.00%	1.00%(5)	none
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees (See "Management")	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees(6)	0.35%	1.00%	1.00%	0.45%
Other Expenses(7)	0.16%	0.16%	0.16%	0.16%
Total Operating Expenses(7)	1.01%	1.66%	1.66%	1.11%

(1)  Class B shares will automatically convert to Class A shares after the eighth anniversary of your purchase of Class B shares.

(2)  You may be able to reduce or eliminate the sales charge. See "Your Investment – Purchases."

(3)  The maximum contingent deferred sales charge ("CDSC") is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4)  A CDSC of 1.00% may be assessed on certain redemptions of Class A shares made within 12 months following certain purchases made without a sales charge.

(5)  A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

(6)  Because 12b-1 fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

(7)  These amounts have been restated from fiscal year amounts to reflect estimated current fees and expenses.

As of the date of this Prospectus, Class B and Class P shares of the Fund are not offered to the general public.
Management Fees are payable to Lord Abbett for the Fund's investment management.
12b-1 Fees are fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.
Other Expenses include fees paid for miscellaneous items such as shareholder services, professional services, administrative services provided by Lord Abbett, and fees to certain Financial Intermediaries for providing recordkeeping or other administrative services in connection with investments in the Fund.
Effective November 1, 2006, Lord Abbett will voluntarily reimburse a portion of the Fund's expenses so that the Fund's Net Expenses do not exceed an aggregate annual rate of 0.55% of average daily net assets for Class A shares, 1.05% of average daily net assets for Class B and Class C shares and 0.55% of average daily net assets for Class P shares. Lord Abbett may stop the voluntary reimbursement or change the level of its reimbursement at any time.

LA-HYM-SUPP 10/06